Exhibit 99.1

News Release

Media Contact:Ron RogersInvestor Contact:Scott Gleason

(801) 584-3065(801) 584-1143

rrogers@myriad.comsgleason@myriad.com

Myriad Genetics Reports Fiscal Third-Quarter 2020 Financial Results

•	Total Third-Quarter Revenues of $164.0 Million
•	Third-Quarter Diluted EPS of ($1.55) and Adjusted EPS of ($0.08)

SALT LAKE CITY, May 5, 2020 – Myriad Genetics, Inc. (NASDAQ: MYGN, “Myriad” or the “Company”), a global leader in molecular diagnostics and precision medicine, today announced financial results for its fiscal third-quarter 2020 and provided an update on recent business activity.  On April 8, 2020 Myriad withdrew its annual financial guidance and is not issuing new financial guidance due to the business uncertainty created by the recent global COVID-19 pandemic.

"We saw several signs of improved business progress in the fiscal third-quarter and test volumes were trending above expectations prior to the initiation of social distancing policies in mid-March. These policies have led to unprecedented delays in elective testing for the lab industry and negatively impacted all aspects of our business,” said R. Bryan Riggsbee, interim president and CEO and CFO, Myriad Genetics. “I am very proud of how the company has pulled together to respond to the current crisis. Looking forward, a number of pending catalysts, such as the potential for a final Medicare Local Coverage Determination (LCD) for GeneSight covering primary care, position us exceptionally well when global testing demand returns to more normalized levels.”

Financial Highlights

The following table summarizes the financial results for the fiscal third-quarter 2020:

Revenue
	Fiscal Third-Quarter
($ in millions)	2020	2019	% Change
Molecular diagnostic testing revenue
Hereditary Cancer	$85.2	117.6	(28%)
GeneSight®	20.4	29.6	(31%)
Prenatal	20.3	30.6	(34%)
Vectra®	10.5	11.3	(7%)
Prolaris®	6.8	6.9	(1%)
EndoPredict®	3.5	2.8	25%
Other testing revenue	3.8	1.7	124%
Total molecular diagnostic testing revenue	150.5	200.5	(25%)
Pharmaceutical and clinical service revenue	13.5	16.1	(16%)
Total Revenue	$164.0	$216.6	(24%)

Income Statement
	Fiscal Third-Quarter
($ in millions)	2020	2019	% Change
Total Revenue	$164.0	216.6	(24%)
Gross Profit	113.9	168.0	(32%)
Gross Margin	69.5%	77.6%
Operating Expenses	247.6	162.1	53%
Operating Income (Loss)	(133.7)	5.9	NM
Operating Margin	(81.5%)	2.7%
Adjusted Operating Income (Loss)	(12.2)	37.6	NM
Adjusted Operating Margin	-7.4%	17.4%
Net Income (Loss)	(115.2)	6.9	NM
Diluted EPS	$(1.55)	$0.09	NM
Adjusted EPS	$(0.08)	$0.46	NM

Recent Business Updates

•	Global Coronavirus Pandemic
o

The global pandemic significantly impacted elective procedure and testing demand. In April 2020, Myriad has seen volumes for the company’s tests such as hereditary cancer, GeneSight®, and Vectra® down approximately 70 to 75 percent, volumes for cancer tests such as Prolaris®, EndoPredict®, and myChoice® CDx down 40 to 45 percent, and volumes for prenatal testing down 20 to 25 percent.

o

Myriad has implemented policies to promote employee and customer safety, while preserving business continuity.  In mid-March the company restricted all field sales personnel from in-office visits and moved to virtual marketing.  Additionally, the company implemented initiatives in its laboratories to promote continuity of lab operations across all product lines.

o

The company has initiated cost-saving initiatives to mitigate financial losses through the period of social distancing.  The company anticipates a significant reduction in commission, marketing, travel and mileage expenses based upon its changes in sales policies.  Additionally, Myriad initiated temporary furloughs for employees in areas such as operations, billing and customer service based upon lower test demand and has implemented temporary salary reductions to senior executive and Board of Director pay.

o	Myriad has worked with the company’s creditors to amend its credit facility. The amended credit facility provides relief from certain financial covenants through March 31, 2021.
•	Hereditary Cancer
o

Hereditary cancer revenue in the quarter was $85.2 million. Test volumes declined four percent and pricing declined by 25 percent on a year-over-year basis. Prior to the onset of social distancing policies in March, test volumes were growing in the mid-single digits on a year-over-year basis.

o

Received reimbursement and launched the BRACAnalysis® Diagnostic System in Japan to help physicians determine which people affected with breast and ovarian cancer have Hereditary Breast and Ovarian Cancer (HBOC) syndrome and qualify for additional diagnostic and medical management.  BRACAnalysis previously was approved by Japan’s Ministry of Health, Labour and Welfare (MHLW) in November 2019 for this indication.

•	GeneSight
o	GeneSight revenue in the quarter was $20.4 million. Test volumes declined by 33 percent year-over-year and average selling prices increased two percent year-over-year.
o	Published a GeneSight meta-analysis covering four major clinical studies and 1,556 patients. Across the patient populations, patients who received guided care with GeneSight saw a 43 percent improvement in symptoms relative to treatment as usual, a 40 percent improvement in response rates, and a 49 percent improvement in remission rates, all of which were highly statistically significant.

•	Prenatal
o

Prenatal revenue in the quarter was $20.3 million. Test volumes were flat on a year-over-year basis but increased 12 percent sequentially and test average selling prices declined 34 percent year-over-year.

•	Vectra
o	Vectra revenue in the quarter was $10.5 million. Test volumes declined six percent year-over-year and average selling prices declined by two percent.
•	Prolaris
o	Prolaris revenue in the quarter was $6.8 million. Test volumes increased year-over-year by nine percent and test average selling prices declined 10 percent.
o

Presented data at the ASCO Genitourinary Cancer symposium demonstrating the ability of Prolaris to predict which unfavorable intermediate and high-risk prostate cancer patients will respond to multi-modality therapy and which patients can safely avoid the additional morbidity associated with increased treatment. In the study of 718 men, patients who were above the risk threshold saw a statistically significant reduction in metastases when receiving multi-modality therapy.

o	The National Comprehensive Cancer Network updated their professional guidelines to include Prolaris across all major risk categories.
o	The European Urology Association Guidelines for 2020 recommend biomarker testing, including Prolaris for prostate cancer patients where there is clear clinical actionability.
•	Companion Diagnostics
o	Received U.S. Food and Drug Administration (FDA) approval for BRACAnalysis CDx as a companion diagnostic test for patients with metastatic pancreatic cancer seeking treatment with Lynparza (olaparib).
o

Submitted a supplementary premarket approval (sPMA) application to FDA for its myChoice® CDx test to help identify women with advanced ovarian cancer who are potential candidates for first-line maintenance therapy with Lynparza in combination with bevacizumab.

o	Submitted a sPMA application to the FDA for its BRACAnalysis CDx test as a companion diagnostic to AstraZeneca’s and Merck’s PARP inhibitor Lynparza for men with metastatic castration-resistant prostate cancer.
•	Other
o	Myriad completed the sale of its German subsidiary, Privatklinik Dr. Robert Schindlbeck GmbH & Co. KG, and received cash proceeds of approximately $23 million from the sale.
o

Recorded a $98.4 million charge including $80.7 million due to a goodwill write down associated with the Crescendo acquisition and $17.7 million due to the write down of in-process R&D associated with the Sividon acquisition.

Conference Call and Webcast

A conference call will be held today, Tuesday, May 5, 2020, at 4:30 p.m. EDT to discuss Myriad’s financial results for the fiscal third-quarter and business developments.  The dial-in number for domestic callers is 1-800-272-6255.  International callers may dial 1-303-223-4384.  All callers will be asked to reference reservation number 21960364.  An archived replay of the call will be available for seven days by dialing (800) 633-8284 and entering the reservation number above.  The conference call along with a slide presentation will be available through a live webcast at www.myriad.com.

About Myriad Genetics

Myriad Genetics, Inc. is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics.  Myriad discovers and commercializes molecular diagnostic tests that determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs.  Myriad is focused on three strategic imperatives:  transitioning and expanding its hereditary cancer testing markets, diversifying its product portfolio through the introduction of new products and increasing the revenue contribution from international markets.  For more information on how Myriad is making a difference, please visit the Company's website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice HRD, Vectra, Prequel, ForeSight, GeneSight and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

MYRIAD GENETICS, INC. AND SUBSIDIARIES
Consolidated Income Statements (Unaudited)
(in millions, except per share amounts)
	Three months ended		Nine months ended
	March 31,		March 31,
	2020	2019	2020	2019
Molecular diagnostic testing	$150.5	$200.5	$503.6	$592.5
Pharmaceutical and clinical services	13.5	16.1	41.8	43.2
Total revenue	164.0	216.6	545.4	635.7
Costs and expenses:
Cost of molecular diagnostic testing	43.1	40.3	125.3	126.6
Cost of pharmaceutical and clinical services	7.0	8.3	24.1	23.8
Research and development expense	19.7	21.5	59.8	65.0
Change in the fair value of contingent consideration	(3.4)	—	(2.8)	1.4
Selling, general, and administrative expense	132.9	140.6	402.7	405.7
Goodwill and intangible asset impairment charges	98.4	—	99.7	—
Total costs and expenses	297.7	210.7	708.8	622.5
Operating income (loss)	(133.7)	5.9	(163.4)	13.2
Other income (expense):
Interest income	0.8	0.7	2.5	2.3
Interest expense	(2.3)	(3.2)	(7.7)	(8.8)
Other	4.1	(0.1)	3.8	1.0
Total other income (expense):	2.6	(2.6)	(1.4)	(5.5)
Income (loss) before income tax	(131.1)	3.3	(164.8)	7.7
Income tax provision (benefit)	(15.9)	(3.6)	(20.7)	(1.0)
Net income (loss)	$(115.2)	$6.9	$(144.1)	$8.7
Net loss attributable to non-controlling interest	—	—	—	(0.1)
Net income (loss) attributable to Myriad Genetics, Inc. stockholders	$(115.2)	$6.9	$(144.1)	$8.8
Earnings (loss) per share:
Basic	$(1.55)	$0.09	$(1.94)	$0.12
Diluted	$(1.55)	$0.09	$(1.94)	$0.12
Weighted average shares outstanding:
Basic	74.5	73.3	74.2	73.5
Diluted	74.5	74.9	74.2	76.4

Consolidated Balance Sheets (Unaudited)
(in millions)
	March 31,	June 30,
ASSETS	2020	2019
Current assets:
Cash and cash equivalents	$121.0	$93.2
Marketable investment securities	60.5	43.7
Prepaid expenses	12.5	16.6
Inventory	30.8	31.4
Trade accounts receivable	102.5	133.9
Prepaid taxes	25.4	25.1
Other receivables	2.5	4.7
Total current assets	355.2	348.6
Property, plant and equipment, net	37.1	57.3
Operating lease right-of-use assets	64.5	—
Long-term marketable investment securities	42.8	54.9
Intangibles, net	620.0	684.7
Goodwill	327.1	417.2
Total assets	$1,446.7	$1,562.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$30.3	$33.3
Accrued liabilities	63.1	78.9
Current maturities of operating lease liabilities	12.9	—
Short-term contingent consideration	3.1	3.4
Deferred revenue	3.8	2.2
Total current liabilities	113.2	117.8
Unrecognized tax benefits	22.3	21.7
Noncurrent operating lease liabilities	55.9	—
Other long-term liabilities	—	7.8
Contingent consideration	3.6	10.4
Long-term debt	225.2	233.5
Long-term deferred taxes	59.3	82.6
Total liabilities	479.5	473.8
Commitments and contingencies
Stockholders’ equity:
Common stock, 74.5 and 73.5 shares outstanding at March 31, 2020 and June 30, 2019 respectively	0.7	0.7
Additional paid-in capital	1,092.8	1,068.0
Accumulated other comprehensive loss	(7.8)	(5.4)
Retained earnings	(118.5)	25.6
Total Myriad Genetics, Inc. stockholders’ equity	967.2	1,088.9
Non-Controlling Interest	—	—
Total stockholders' equity	967.2	1,088.9
Total liabilities and stockholders’ equity	$1,446.7	$1,562.7

Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Nine months ended
	March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) attributable to Myriad Genetics, Inc. stockholders	$(144.1)	8.8
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	54.3	54.6
Non-cash interest expense	0.3	0.3
Gain on deconsolidation of subsidiary	(1.0)	—
Gain on disposition of assets	(0.2)	(0.9)
Share-based compensation expense	23.3	24.7
Deferred income taxes	(22.9)	3.0
Unrecognized tax benefits	0.6	(7.3)
Impairment of goodwill and intangible assets	99.7	0.0
Change in fair value of contingent consideration	2.8	(1.4)
Payment of contingent consideration	—	(1.5)
Changes in assets and liabilities:
Prepaid expenses	3.5	2.0
Trade accounts receivable	29.5	(27.0)
Other receivables	0.9	(0.4)
Inventory	—	7.4
Prepaid taxes	(0.3)	(3.0)
Accounts payable	(2.1)	(8.1)
Accrued liabilities	(15.4)	1.4
Deferred revenue	1.8	(0.4)
Net cash provided by operating activities	30.7	52.2
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(7.8)	(7.2)
Acquisitions, net of cash acquired	—	(278.5)
Proceeds from sale of subsidiary	21.3	—
Purchases of marketable investment securities	(60.8)	(57.0)
Proceeds from maturities and sales of marketable investment securities	56.3	51.8
Net cash provided by (used in) investing activities	9.0	(290.9)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from common stock issued under share-based compensation plans	1.5	6.5
Payment of contingent consideration recognized at acquisition	(3.9)	—
Net proceeds from revolving credit facility	—	340.0
Repayment of revolving credit facility	(8.6)	(85.0)
Fees associated with refinancing of revolving credit facility	—	(1.4)
Repurchase and retirement of common stock	—	(50.0)
Net cash provided by (used in) financing activities	(11.0)	210.1
Effect of foreign exchange rates on cash and cash equivalents	(0.9)	2.6
Net increase (decrease) in cash and cash equivalents	27.8	(26.0)
Cash and cash equivalents at beginning of the period	93.2	110.9
Cash and cash equivalents at end of the period	$121.0	$84.9

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to a number of pending catalysts, such as the potential for a final Medicare Local Coverage Determination (LCD) for GeneSight covering primary care, that may position the Company exceptionally well when global testing demand returns to more normalized levels; global testing demand returning to more normalized levels; continuity of lab operations across all product lines; and the Company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are management’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described or implied in the forward-looking statements. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing molecular diagnostic tests and pharmaceutical and clinical services may decline or will not continue to increase at historical rates; risks related to the Company’s ability to successfully transition from its existing product portfolio to its new tests; risks related to changes in the governmental or private insurers’ reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests and services; the risk that the Company may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that the Company may not successfully develop new markets for its molecular diagnostic tests and pharmaceutical and clinical services, including the Company’s ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying the Company’s molecular diagnostic tests and pharmaceutical and clinical services tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating the Company’s laboratory testing facilities; risks related to public concern over the Company’s genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses or acquires; risks related to the Company’s projections about the potential market opportunity for the Company’s products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decisions Mayo Collab. Servs. v. Prometheus Labs., Inc., 566 U.S. 66 (2012), Ass’n for Molecular Pathology v. Myriad Genetics, Inc., 569 U.S. 576 (2013), and Alice Corp. v. CLS Bank Int’l, 573 U.S. 208 (2014); risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; the risk that the Company will be unable to pay, when due, amounts due under the Company’s credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Statement regarding use of non-GAAP financial measures

In this press release, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP financial results to non-GAAP financial results is included in the attached schedules.

Following is a description of the adjustments made to GAAP financial measures:

•	Acquisition – amortization of intangible assets: Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights
•	Acquisition – integration related costs: Costs related to closing and integration of acquired companies
•	Equity compensation – non-cash equity-based compensation provided to Myriad employees
•	Deferred Tax impact of non-GAAP adjustments - Changes in effective tax rate based upon ASU 2016-09 and the deferred tax impact of non-deductible acquisition costs
•	Non-recurring legal expenses – one-time legal expenses tied to non-recurring events
•	Potential future consideration related to acquisitions - Non-cash expenses related to valuation adjustments of earn-out and milestone payments tied to recent acquisitions
•	COVID-19 costs - One time expenses associated with the COVID-19 global pandemic
•	Sale of entities – One time gain on disposition of German clinic pension
•	Elevate initiatives - Expenses tied to Elevate 2020 program
•	Leadership transition – One time expenses related to the leadership transition
•	Impairment of Goodwill and Intangibles – One time impairment charges on intangible assets and goodwill tied to company acquisitions

The Company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Non-GAAP financial results are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP Financial Measures
for the Three and Nine months ended March 31, 2020
(Unaudited data in millions, except per share amount)
	Three Months Ended		Nine Months Ended
	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019
Revenue	$164.0	$216.6	$545.4	$635.7
GAAP Cost of molecular diagnostic testing	43.1	40.3	125.3	126.6
GAAP Cost of pharmaceutical and clinical services	7.0	8.3	24.1	23.8
Acquisition - Integration related costs	—	(0.1)	—	(0.2)
Equity Compensation	(0.4)	(0.3)	(1.1)	(0.5)
Elevate initiatives	—	(0.2)	(0.2)	(3.7)
Non-GAAP COGS	$49.7	$48.0	$148.1	$146.0
Non-GAAP Gross Margin	69.7%	77.8%	72.8%	77.0%
GAAP Research and Development	$19.7	$21.5	$59.8	$65.0
Acquisition - amortization of intangible assets	—	(0.1)	—	(0.2)
Acquisition - Integration related costs	—	(0.1)	—	(0.7)
Equity compensation	(1.2)	(1.7)	(3.8)	(4.2)
Elevate initiatives	(0.1)	—	(1.1)	(2.3)
Non-GAAP R&D	$18.4	$19.6	$54.9	$57.6
GAAP Contingent Consideration	$(3.4)	$—	$(2.8)	$1.4
Potential future consideration related to acquisitions	3.4	—	2.8	(1.4)
Non-GAAP Contingent Consideration	$—	$—	$—	$—
GAAP Impairment of Goodwill and Intangibles	$98.4	$—	$99.7	$—
Impairment of goodwill and intangibles	(98.4)	—	(99.7)	—
Non-GAAP Impairment of Goodwill and Intangibles	$—	$—	$—	$—
GAAP Selling, General and Administrative	$132.9	$140.6	$402.7	$405.7
Acquisition - amortization of intangible assets	(15.1)	(15.1)	(45.5)	(43.5)
Acquisition - Integration related costs	—	(5.1)	(0.6)	(18.0)
Non-recurring legal expenses	—	—	(1.3)	—
COVID-19 costs	(0.1)	—	(0.1)	—
Leadership transition	(1.0)	—	(1.0)	—
Equity compensation	(5.9)	(7.6)	(18.4)	(20.1)
Elevate initiatives	(2.7)	(1.4)	(7.2)	(3.9)
Non-GAAP SG&A	$108.1	$111.4	$328.6	$320.2
GAAP Operating Income (Loss)	$(133.7)	$5.9	$(163.4)	$13.2
Acquisition - Integration related costs	—	5.3	0.6	18.9
Acquisition - amortization of intangible assets	15.1	15.2	45.5	43.7
Impairment of goodwill and intangibles	98.4	—	99.7	—
Non-recurring legal expenses	—	—	1.3	—
COVID-19 costs	0.1	—	0.1	—
Leadership transition	1.0	—	1.0	—
Equity compensation	7.5	9.6	23.3	24.8
Elevate initiatives	2.8	1.6	8.5	9.9
Potential future consideration related to acquisitions	(3.4)	—	(2.8)	1.4
Non-GAAP Operating Income (Loss)	$(12.2)	$37.6	$13.8	$111.9
Non-GAAP Operating Margin	-7%	17%	3%	18%

GAAP Net Income (Loss) Attributable to Myriad Genetics, Inc. Stockholders	$(115.2)	$6.9	$(144.1)	$8.8
Acquisition - Integration related costs	—	5.3	0.6	18.9
Acquisition - amortization of intangible assets	15.1	15.2	45.5	43.7
Impairment of goodwill and intangibles	98.4	—	99.7	—
Non-recurring legal expenses	—	—	1.3	—
COVID-19 costs	0.1	—	0.1	—
Leadership transition	1.0	—	1.0	—
Equity compensation	7.5	9.6	23.3	24.8
Elevate initiatives	2.8	1.6	8.5	9.9
Potential future consideration related to acquisitions	(3.4)	—	(2.8)	1.4
Sale of entities	(1.0)	—	(1.0)	—
Deferred tax impact of non-GAAP adjustments	(8.9)	0.2	(6.0)	2.8
Tax effect associated with non-GAAP adjustments	(2.7)	(4.5)	(9.0)	(14.1)
Non-GAAP Net Income (Loss)	$(6.3)	$34.3	$17.1	$96.2

GAAP Diluted EPS	$(1.55)	$0.09	$(1.94)	$0.12
Non-GAAP Diluted EPS	$(0.08)	$0.46	$0.23	$1.26

Diluted shares outstanding	74.5	74.9	74.2	76.4

Free Cash Flow Reconciliation
(Unaudited data in millions)
	Three Months Ended		Nine Months Ended
	March 31, 2020	March 31, 2019	March 31, 2020	March 31, 2019

GAAP cash flow from operations	$16.8	$6.6	$30.7	$52.2
Capital expenditures	(3.0)	(3.1)	(7.8)	(7.2)
Free cash flow	$13.8	$3.5	$22.9	$45.0
Elevate initiative costs	2.8	0.6	8.5	8.7
Non-recurring legal expenses	—	—	1.3	—
Acquisition - Integration related costs	—	3.5	0.6	11.9
Tax effect associated with non-GAAP adjustments	(0.8)	(1.1)	(2.9)	(5.8)
Non-GAAP Free cash flow	$15.8	$6.5	$30.4	$59.8